United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2025

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER EVENTS.

Miller Industries, Inc. (the “Company”) has determined that, consistent with its historical practice prior to 2024, its 2025 annual meeting of shareholders (the “Annual Meeting”) will be held on May 23, 2025. The Annual Meeting date, the related record date, and detailed information regarding the proposals to be presented at the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed with the Securities and Exchange Commission.

The deadline for submitting proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting in compliance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) has passed.

A proposal to nominate a candidate for director or propose any other business at the Annual Meeting must be received, in writing, by the Secretary of the Company not less than 90 nor more than 120 days in advance of the meeting (i.e., no earlier than January 23, 2025 nor later than February 22, 2025, based on the Annual Meeting date of May 23, 2025). The written notice provided to the Secretary of the Company must meet the requirements of, and be in compliance with, the Company’s bylaws.

In addition to satisfying the advance notice requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Proposals and requests for copies of the Company’s bylaws (which will be made available to shareholders free of charge on request), should be addressed to Attention: Frank Madonia, Executive Vice President, Secretary and General Counsel, Miller Industries, Inc., 8503 Hilltop Drive, Ooltewah, Tennessee 37363.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miller Industries, Inc. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: January 17, 2025